Exhibit 32

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Each of the undersigned officers of Broadpoint Gleacher Securities Group, Inc., a New York corporation (the “Company”), does hereby certify to such officer’s knowledge that:

The Annual Report on Form 10-K for the year ended December 31, 2009 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2010
/s/  Eric J. Gleacher
Eric J. Gleacher
Chief Executive Officer

Date: March 11, 2010
/s/  Robert I. Turner
Robert I. Turner
Chief Financial Officer